Exhibit 10.108
AMENDMENT NO. 3
TO
AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 3 (this “Amendment”), dated as of December 15, 2011, to the Amended and Restated Master Repurchase Agreement, dated as of April 28, 2011 as amended by Amendment No. 1 dated as of May 10, 2011, as further amended by Amendment No. 2 dated as of September 1, 2011 (as further amended, restated or otherwise modified from time to time, the “Repurchase Agreement”), by and between KBS GKK Participation Holdings I, LLC (“Seller”) and Goldman Sachs Mortgage Company (“Buyer”).

W I T N E S S E T H :
WHEREAS, Seller and Buyer have previously entered into the Repurchase Agreement; and
WHEREAS, Seller and Buyer desire to amend the Repurchase Agreement.
NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:
A G R E E M E N T S :
SECTION 1.Definitions. All capitalized terms used herein and not defined shall have the respective meanings set forth in the Repurchase Agreement as amended by this Amendment.
SECTION 2.Amendments.
a. Section 2.01. Section 2.01 of the Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and inserting the following text alphabetically:
“Termination Date” shall mean the earliest to occur of (a) April 28, 2013, (b) the 45th day after the Notice Date (or if such 45th day is not a Business Day then the first Business Day thereafter), (c) the maturity or sooner termination date of the Initial Transaction Asset (as stated in the Participation Documents, and as same may be extended), or (d) such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.”
b. Section 2.01. Section 2.01 of the Repurchase Agreement is hereby amended by adding the definition of “Notice Date” to such section, which such term shall have the following meaning:

“Notice Date” shall mean the date upon which Buyer and Citi have each given written notice to the Seller and the Citi Seller that Buyer and Citi intend to amend the Agreement and the Citi MRA to be consistent with the terms set forth on Exhibit A - “Terms of the Replacement Mezzanine Loan.”
c. Paragraph 3 of Exhibit C. Paragraph 3 of Exhibit C of the Repurchase Agreement is hereby amended by deleting the text therein in its entirety and inserting the following text:
“3.    Buyer and Seller agree that no later than the 45th day following the Notice Date, the Repurchase Agreement will be amended to be consistent with the terms set forth on Exhibit A - “Terms of the Replacement Mezzanine Loan.”
SECTION 3.    Acknowledgment. For the avoidance of doubt, notwithstanding the occurrence of the Conversion Date, each party hereto agrees that the Participation Agreement and the Participation Certificates issued in connection therewith will continue in full force and effect until payment and performance in full of the Repurchase Price and all the Seller's other obligations under the Repurchase Agreement.
SECTION 4.    Additional Acknowledgments.
(a) Approval of Transfers. Buyer hereby acknowledges and agrees that it has approved all of the Transfers of Equity Interests identified on Exhibit A attached hereto and incorporated herein by reference (the “Information Chart”), which Transfers involve the Equity Interests held by each Transferor identified in the Information Chart; the consummation of such Transfers shall not constitute a default under the Repurchase Agreement.
(b) Approval of Guaranties. Buyer hereby acknowledges and agrees that it has approved (i) the execution of all of the guaranties and indemnities set forth on the Information Chart, and (ii) the parties executing such guaranties and indemnities, as applicable, as set forth on the Information Chart; the execution and delivery of such guarantees and indemnities shall not constitute a default under the Repurchase Agreement.
SECTION 5.    Execution, Delivery and Validity. Each party represents and warrants to the other that this Amendment has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terns.
SECTION 6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to its choice of law doctrine.
SECTION 7.    Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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SECTION 8.    Agreement Otherwise Unchanged. Except as herein provided, the Repurchase Agreement shall remain unchanged and in full force and effect, and each reference to the Repurchase Agreement and words of similar import in the Repurchase Agreement, as amended hereby, shall be a reference to the Repurchase Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

SELLER
KBS GKK PARTICIPATION HOLDINGS I, LLC,a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC, a Delaware limited liability company, its sole member

By:	KBS LIMITED PARTNERSHIP, a Delaware limited partnership, its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, its sole general partner
By: /S/ David E. Snyder
Name:    David E. Snyder
Title:    Chief Financial Officer

[AMENDMENT NO. 3 TO A&R REPURCHASE AGREEMENT (GOLDMAN FACILITY)]

Acknowledged and Agreed with respect to Section 3 only:
KBS DEBT HOLDINGS MEZZ HOLDER, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability
company, its sole member

By:	KBS LIMITED PARTNERSHIP, a Delaware limited partnership, its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[AMENDMENT NO. 3 TO A&R REPURCHASE AGREEMENT (GOLDMAN FACILITY)]

BUYER
GOLDMAN SACHS MORTGAGE
COMPANY,
a New York limited partnership
By:    Goldman Sachs Real Estate Funding
Corp., its general partner
By:    /s/ Mark Buono
Name: Mark Buono
Title:    Authorized Signatory

[AMENDMENT NO. 3 TO A&R REPURCHASE AGREEMENT (GOLDMAN FACILITY)]

Upper Tier Pledge may not technically comply with underlying mortgage documents

FINAL - 12/15
EXHIBIT A

Third Party Mortgage Loan and Transfer Information Chart

No	Lender/Pool Name	Original Loan Amount	Upper/Lower Tier Transfer	Transfer Date	Transferor	Transferee	Mortgage Borrower	Name of New Guarantor/Indemnitor	Type or Guaranty(ies)/Indemnity(ies)
1	German American Capital Corporation (BBDl) [BBD1] [CROSS DEFAULT TO REPO]	$440,000,000	Lower	12/1/2011	First States Investors 5000, LLC (DE)	KBS Acquisition Sub-Owner 2, LLC(DE)	First States Investors 5000A, LLC (DE)	N/A	N/A
2	PB Capital (Modified WBBP) [PB Capital] [CROSS DEFAULT TO REPO]	$240,000,000	89% Lower Upper	12/14/2011 12/15/2011	Lower Tier Transfer - First States Group, L.P. (DE) Upper Tier Transfer -GKKStars Acquisition LLC	Lower Tier Transfer -KBS Acquisition Sub-Owner 3, LLC (DE) Upper Tier Transfer -KBS Acquisition Sub-Upper Tier Owner, LLC	First States Investors 3300 B, L.P. (DE)	KBS Debt Holdings, LLC	1. Supplemental Recourse Liability Agreement 2. Replacement Interest Rate Protection Guaranty 3. Replacement Environmental Indemnity
3	Wells Fargo Bank, N.A., as Trustee (Beaver Valley) [Beaver Valley] [WITH NO. 16]	$43,000,000	Lower	12/15/2011	First States Wilmington JV, LP (DE)	KBS Acquisition Sub-Owner 14, LLC (DE)	First States Wilmington, L.P. (DE)	KBS Acquisition Holdings, LLC	1. Supplemental Guaranty and Indemnity 2. Supplemental Environmental Indemnity Agreement
4	Wells Fargo Bank Northwest, National Association (Pitney Bank of America) [Pitney Bowes-BOA]	$65,000,000	Lower	12/15/2011	First States Investors 4100, LLC (DE)	KBS Acquisition Sub-Owner 11, LLC (DE)	First States Investors 4100A, L.P, (DE)	N/A	N/A

No	Lender/Pool Name	Original Loan Amount	Upper/Lower Tier Transfer	Transfer Date	Transferor	Transferee	Mortgage Borrower	Name of New Guarantor/Indemnitor	Type or Guaranty(ies)/Indemnity(ies)
5	Lehman Brothers Bank, FSB (Pitney Wachovia) [PITT-A]	$27,298,312.52	Upper	12/15/2011	GKK Stars Acquisition LLC will transfer its stock in AFRT to Transferee	KBS Acquisition Sub-Upper Tier Owner, LLC (DE)	First States Investors 4000B, LLC (DE)	N/A	N/A
6	Bear Steams Commercial Mortgage, Inc. (Bear Steams #2) [BOA Windsor]	$7,000,000	Lower	12/15/2011	First States Group, L.P. (DE)	KBS Acquisition Sub-Owner 24, LLC (DE)	1. First States Investors 93, L.P. (TX) 2. First States Investors 94, L.P. (TX) 3. First States Investors 95, L.P. (TX) 4. First States Investors 96, L.P. (TX) 5. First States Investors 97, L.P. (TX)	KBS Acquisition Holdings, LLC	1. Indemnity and Guaranty Agreement 2. Environmental Indemnity Agreement
7	Suburban Community Bank (Univest) [FeasterviIIe]	$1,200,000	Lower	12/14/2011	First States Properties, L.P. (PA)	KBS Acquisition Sub-Owner 26, LLC (DE)	First States Properties No. 27, LLC (PA)	N/A	N/A
8	Bear Steams Commercial Mortgage, Inc. (Bear Steams #1) [RBC Centura]	$11,250,000	Lower	12/15/2011	First States Group, L.P. (DE)	KBS Acquisition Sub-Owner 23, LLC (DE)
1. First States Investors 3009, Limited Partnership (FL)
2. First States Investors 3017, L.P. (NC)
3. First States Investors 3016 L.P. (NC)
4. First States Investors 3032, L.P. (NC)
5. First States Investors 3018, L.P. (NC)
6. First States
								KBS Acquisition Holdings, LLC	1. Indemnity and Guaranty Agreement 2. Environmental Indemnity Agreement

No	Lender/Pool Name	Original Loan Amount	Upper/Lower Tier Transfer	Transfer Date	Transferor	Transferee	Mortgage Borrower	Name of New Guarantor/Indemnitor	Type or Guaranty(ies)/Indemnity(ies)
							Investors 3031, L.P. (NC) 7. First States Investors 3039, LLC (SC)
9	Wells Fargo Bank. N.A., as Trustee (801 Market) (801 Market Square] [WITH NO. 12 & 14]	$44,000,000	49% Lower Upper	12114/2011 12/1512011	Lower Tier Transfer -First States Investors 801, L.P. Upper Tier Transfer -GKK Stars Acquisition LLC will transfer its stock in AFRT to Transferee	Lower Tier Transfer -K.BS Acquisition Sub-Owner 13. LLC (DE) Upper Tier Transfer -KBS Acquisition Sub-Upper Tier Owner. LLC (DE)	801 Market Street Holdings. L.P. (PA)	KBS Acquisition Holdings. LLC	1. Joinder By and Agreement of QT Indemnitor (assumption of obligations under existing environmental indemnity and carveout guaranty)
10	Wells Fargo Bank, N.A, as Trustee (Wachovia # 1) [WAC-8]	$61,000,000	Lower	12/15/2011	First States Properties, L.P. (PA)	KBS Acquisition Sub-Owner 25, LLC (DE)
1. First States Properties No 25, LLC (PA) 2. First States Properties No 33, LLC (PA) 3. First States Properties No 63, LLC (PA) 4. First States Properties No 69, LLC (PA) 5. First States Properties No 26, LLC (PA) 6. First States Properties No 76, LLC (PA)
								KBS Acquisition Holdings, LLC	1. Indemnity and Guaranty Agreement 2. Environmental Indemnity Agreement

No	Lender/Pool Name	Original Loan Amount	Upper/Lower Tier Transfer	Transfer Date	Transferor	Transferee	Mortgage Borrower	Name of New Guarantor/Indemnitor	Type or Guaranty(ies)/Indemnity(ies)
11	Wells Fargo Bank, N.A., as Trustee (Wachovia #2) [WAC-9]	$18,800,000	Lower	12/15/2011	First States Group, L.P. (DE)	KBS Acquisition Sub-Owner 22, LLC (DE)
1. First States Investors 4000D, LLC (DE)
2. First States Investors 3006, Limited Partnership (FL)
3. First States Investors 3008, Limited Partnership (FL)
4. First States Investors 72, LLC (NV)
5. First States Investors 3038, LLC (SC)
6. First States Investors 74, Limited Partnership (TX)
								KBS Acquisition Holdings, LLC	1. Indemnity and Guaranty Agreement 2. Environmental Indemnity Agreement
12	LaSalle Bank National Association [FSI 6000A] [WITH NO.9 & 14]	$26,400,000	Upper	12/15/2011	GKK Stars Acquisition LLC will transfer its stock in AFRT to Transferee	KBS Acquisition Sub-Upper Tier Owner. LLC (DE)	First States Investors 6000A, L.P. (DE)	N/A	N/A
13	Wells Pargo Bank. N.A, as Trustee [FSI 6000B] [WITH NO. 15]	$30,009,000	Upper	12/15/2011	GKK Stars Acquisition LLC will transfer its stock in AFRT to Transferee	KBS Acquisition Sub-Upper Tier Owner, LLC (DE)	First States Investors 6000B. L.P. (DE)	KBS Acquisition Holdings. LLC	1. Joinder By and Agreement of QT Indemnitor

No	Lender/Pool Name	Original Loan Amount	Upper/Lower Tier Transfer	Transfer Date	Transferor	Transferee	Mortgage Borrower	Name of New Guarantor/Indemnitor	Type or Guaranty(ies)/Indemnity(ies)
14	LaSalle Bank National Association [FSI 6000C] [WITH NO. 9 & 12]	$22,710,000	Upper	12/15/2011	GKK Stars Acquisition LLC will transfer its stock in AFRT to Transferee	KBS Acquisition Sub-Upper Tier Owner, LLC (DE)	First States Investors 6000C, L.P. (DE)	N/A	N/A
15	Wells Fargo Bank, N.A., as Trustee [FSI 6000D] [WITH NO. 13]	$31.275,000	Upper	12/15/2011	GKK Stars Acquisition LLC will transfer its stock in AFRT to Transferee	KBS Acquisition Sub-Upper Tier Owner, LLC (DE)	First Stales lnyestors 6000d. L.P, (DE)	KBS Acquisition Holdings. LLC	1. Joinder By and Agreement of QT Indemnitor
16	German American Capital Corporation and Bear Stearns Commercial Mortgage, Inc. (BB2) [BB2] [CROSS DEFAULT TO REPO] [WITH NO. 3]	$304,000,000	Lower	12/15/2011	First States Group, L.P. (DE)	KBS Acquisition Sub-Owner 9, LLC (DE)	First States Investors 5200, LLC (DE)	KBS Acquisition Holdings, LLC	1. Guaranty and Indemnity Agreement 2. Supplemental Environmental Indemnity
17	Metropolitan Life Insurance Company (101 Independence) [101 Independence]	$80,000,000	Lower	12/14/2011	First States Investors 104 Holdings, L.P. (DE)	KBS Acquisition Sub-Owner 10, LLC (DE)	First States Investors 104, L.P. (DE)	KBS Acquisition Holdings, LLC	1. Guaranty (guaranties environmental obligations and environmental obligations)
18	Wachovia Bank (One Citizens Plaza) [One Citizens Plaza]	$43,500,000	Upper	12/15/2011	GKK Stars Acquisition LLC will transfer its stock in AFRT to Transferee	KBS Acquisition Sub-Upper Tier Owner, LLC (DE)	First States Investors 240, LLC (DE)	N/A	N/A

No	Lender/Pool Name	Original Loan Amount	Upper/Lower Tier Transfer	Transfer Date	Transferor	Transferee	Mortgage Borrower	Name of New Guarantor/Indemnitor	Type or Guaranty(ies)/Indemnity(ies)
19	Wachovia Bank (Sterling) [Sterling Bank]	$19,900,000	Lower	12/15/2011	First States Investors 4600 Holdings, LLC (DE)	KBS Acquisition Sub-Owner 20, LLC (DE)	First States Investors 4600, LLC(DE)	KBS Acquisition Holdings, LLC	1. Indemnity and Guaranty Agreement 2. Environmental Indemnity Agreement
20	Credit Suisse First Boston Mortgage Capital LLC (Jenkins Court) [Jenkins Court]	$15,500,000	Upper	12/15/2011	GKK Stars Acquisition LLC will transfer its stock in AFRT to Transferee	KBS Acquisition Sub-Upper Tier Owner, LLC (DE)	First States Properties Jenkins Court, L.P. (PA)	N/A	N/A
21	Bear Stearns Commercial Mortgage, Inc. (CREJV Five Branch)	$62,800,000	Upper	12/15/2011	GKK Stars Acquisition LLC will transfer its stock in AFRT to Transferee	KBS Acquisition Sub-Upper Tier Owner.LLC (DE)	CREJV Five Branch Holdings LLC (DE)	KBS Acquisition Holdings. LLC	1. Guaranty of Recourse Obligations 2. Environmental Indemnity

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